Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Independent Bank Corp. (the “Company”) on Form 10-Q for the quarter ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 7th day of May 2012.

Independent Bank Corp.
(“Company”)

/s/ Christopher Oddleifson
Christopher Oddleifson
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Independent Bank Corp. and will be retained by Independent Bank Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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